================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 21, 2006
                              (February 16, 2006)


                           Build-A-Bear Workshop, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                   001-32320                     43-1883836
(State or other jurisdiction       (Commission                 (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)


1954 Innerbelt Business Center Drive
       St. Louis, Missouri                                          63114
(Address of principal executive offices)                          (Zip Code)


                                 (312) 423-8000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

================================================================================

Item 1.01. Entry into a Material Definitive Agreement.
------------------------------------------------------

Fiscal 2005 Bonuses
-------------------

     On February 16, 2006, based on a recommendation from its Compensation Committee, the Board of Directors (the "Board") of Build-A-Bear Workshop, Inc. (the "Company") exercised its discretion and authorized payment of cash bonus awards for fiscal 2005 to certain of the Company's employees. The cash bonus awards were approved by the Board in recognition of the Company's financial performance during fiscal 2005 and for employee retention purposes. The bonus awards are as follows:

              Named Executive Officer                           Award
              -----------------------                           -----

              Maxine Clark                                    $301,251
                  Chairman of the Board
                  and Chief Executive Bear

              Barry Erdos                                     $156,058
                  President and
                  Chief Operating Officer Bear

              Robert Scott Seay                                $53,678
                  Chief Workshop Bear

              Teresa Kroll                                     $37,312
                  Chief Marketing Bear

              Tina Klocke                                      $38,197
                  Chief Financial Bear,
                  Treasurer and Secretary

     In addition to the amounts awarded to the named executive officers, other Company headquarters employees will receive an aggregate of $506,262 in cash bonus awards for fiscal 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BUILD-A-BEAR WORKSHOP, INC.


Date: February 21, 2006                   By:    /s/ Tina Klocke
                                                 -------------------------------
                                          Name:  Tina Klocke
                                          Title: Chief Financial Bear, Secretary
                                                 and Treasurer


                                       3